                                                                   Exhibit 10.12
                           Memorandum of Understanding
                                     between
                         Integrated Network Corporation
                           and Celerity Systems, Inc.

                                 April 25, 1996

This Memorandum of Understanding (hereinafter referred to as "MOU") by and between:

INTEGRATED NETWORK CORPORATION, a company incorporated under the laws of the state of Delaware USA and having its registered office at 757 Route 202/206, Bridgewater, N.J. 08807, USA (hereinafter referred to as INC).

And:

CELERITY SYSTEMS, INC., a company incorporated under the laws of the state of Tennessee and having its registered office at 9051 Executive Park Drive, Suite 400, Knoxville, TN 37923 USA (hereinafter referred to as "Celerity").

Is for the Taiwan Corporation (hereinafter referred to as "IBM Taiwan"), Computer & Communications Research Laboratories/Industrial Technology Research Institute (hereinafter referred to as "CCL") Video On Demand Trial, to be deployed in Taiwan during 1996.

1.    Supporting Documentation

This memorandum of understanding incorporates by reference the following sections of "Statement of Work: IBM Taiwan, Computer & Communications Research Laboratories/Industrial Technology Research Institute Video On Demand Trial" dated April 11, 1996 (hereinafter referred to as "SOW"). The following referenced sections of the SOW apply to this MOU:

      Section 2.5 Change Control Procedure
      Section 3. Acceptance Criteria

2.    Deliverable Items

2.1.  All Deliverable Items

The following is a list of all Deliverable Items to be supplied by Celerity to
INC:

---------------------------------------------------------------------------------------------------
  Qty     Deliverable Item             Description                    US$ Unit       US$ Price
                                                                      Price
---------------------------------------------------------------------------------------------------
1        Video Server         Includes hardware, software             N/A             450,000
                              license and documentation (see
                              Note a. below). Services include
                              system integration support. (see
                              Note b below)
---------------------------------------------------------------------------------------------------
200      Topper 3000 Set-top  Includes hardware, software             1,500           300,000
         Box                  license, and documentation (see
                              Note a. below). Services include
                              system integration support. (see
                              Note b below).
---------------------------------------------------------------------------------------------------
1 Year   One Year Warranty    Extended one year warranty from         N/A             75,000
                              the date of acceptance for all the
                              equipment described above.
---------------------------------------------------------------------------------------------------
1 wk     Training             Training on the video server at         8,000           8,000
                              Celerity's facilities in Knoxville
                              (see Note b below)
---------------------------------------------------------------------------------------------------

                      Table 1: Celerity Deliverables to INC

---------------------------------------------------------------------------------------------------
  Qty     Deliverable Item             Description                    US$ Unit       US$ Price
              (Loaned)                                                Price
---------------------------------------------------------------------------------------------------
10       Topper 3000 Set-top  Loaned to INC for integration           1,500 (Price    15,000
         Box                  and testing at INC on or prior to       if INC          (Price if
                              sixty (60) days after system cut        keeps item      INC keeps
                              over.  INC must return these            beyond 60       item beyond
                              Topper 3000s in good working            days after      60 days
                              condition or purchase them at the       system          after system
                              indicated price.                        cutover.)       cutover.)
---------------------------------------------------------------------------------------------------

                      Table 2: Celerity Loaned Items to INC

---------------------------------------------------------------------------------------------------
  Qty     Deliverable Item             Description                    US$ Unit       US$ Price
              (Custom)                                                Price
---------------------------------------------------------------------------------------------------
1        C-gate Board         Custom engineering to bring C-          60/Man Hr       40,000
         Engineering          gate hardware to OS/9 boot and                          (estimated)
                              provide documentation. (see Note                        (See Note c.
                              c. below) Services include system                       below).
                              integration support.  (see Note b
                              below).
---------------------------------------------------------------------------------------------------
6        C-gate Board         6 C-gate hardware boards                Celerity's      7,000 est.
         Hardware             (populated and tested)                  cost
---------------------------------------------------------------------------------------------------
1        ATM Drivers          ATM driver source code and              N/A             27,000
                              documentation. Services include
                              system integration support. (see
                              Note b. below).
---------------------------------------------------------------------------------------------------

                 Table 3. Celerity Custom Items Delivered to INC

2.2.  Changes to Deliverable Items

INC shall notify Celerity in writing of any changes to Celerity Deliverable Items required. Changes to material or software include, but are not limited to, changes in quantity, features, functionality, or deployment. Celerity will advise INC in writing of any costs to INC required to make these changes before actually making these changes.

2.3.  Notes to Section 2 Deliverable Items

a. The software referred to in Table 1. above includes MIX, NAV APP, NAV VOD, and the supporting software platforms for which Celerity owns source code or is authorized to transfer license to INC. Celerity assumes responsibility for any Microware software licenses required for any Celerity Deliverable item.

b. INC agrees to reimburse Celerity for all travel, lodging and per diem expenses for integration, installation, and /or training services conducted outside of the United States.

c. The rights and ownership of the C-gate hardware and software are owned free and clear by both INC and Celerity. No warranty is provided by Celerity for C-gate hardware and software. As of April 22, 1996 Celerity has devoted 448 hours to C-gate engineering. The estimated April 30, 1996 billing for engineering time will be 488 hours @ $60/hr = $29,280. The estimated C-gate hardware cost is $7000. See Section 3. Payment Schedule below.

d. INC assumes full responsibility for payment of any penalties assessed or owed to any party due to failure of INC or Celerity to meet schedule or delivery dates. Celerity is in no way responsible for any penalties due to the failure by Celerity or INC to meet schedule or delivery dates for this project.

3.    Payment Terms

INC will pay Celerity US$ for the Deliverable Items according to the schedule listed below. For the Topper 3000 Payment listed below, Celerity will be paid through the documentary transferable irrevocable letter of credit issued by IBM Taiwan to INC. For the final project payment Celerity will be paid immediately upon receipt of payment by IBM Taiwan to INC.**

Item                        Description                 US$ Amount              Due Date
Project            15% of the total of Deliverable      $151,950          Net due immediately after
Prepayment         Items listed in Table 1. above                         INC is paid by IBM Taiwan
                   plus $27,000 for ATM driver
                   source code.

Topper 3000        200 Topper 3000 Set-top boxes.       $300,000          Net due immediately after
Payment            Shipment of these set-top boxes                        INC is paid by IBM Taiwan
                   to INC is to occur 30 days after
                   INC issues an INC certificate of
                   acceptance.

Final Project      Balance of the total of              $408,050          Net due immediately after
Payment            Deliverable items listed in                            INC is paid by IBM Taiwan
                   Table 1. above.

In addition to the above listed Deliverable Items, the following Custom Deliverable Items will be delivered to INC under the terms and conditions listed below:

Item                        Description                 US$ Amount              Due Date
3rd Party          ATM driver source code               $27,000           Included in Project
Software                                                                  prepayment above.

Custom             C-gate Board Engineering             $60 per Man       Billed to INC monthly as
Engineering                                             Hr. $40,000       service is rendered. (Net due
Services                                                estimated         within 30 days of monthly
                                                        total             invoice to INC).

Custom             C-gate Hardware (6 populated         Celerity's cost   Prepayment of $6,000 when
Hardware           and tested boards)                   (Approximately    boards are ordered on or
                                                        $7000)            about April 30, 1996, balance
                                                                          due within 30 days of
                                                                          shipment of $7000) boards
                                                                          from Celerity to INC.

**INC will provide Celerity with an acceptable "Assignment of Funds" instrument drawn on INC's bank (responsible for collections under the letter of credit from IBM/Taiwan relating to this contract).

4. Delivery Schedule

    Deliverable Item and/or Milestone           Delivery Date

NAV APP, NAV VOD Training                       April 25-26, 1996

Ship Development Station to CCL                 April 30, 1996

Receive ATM Driver Source Code                  May 1, 1996 (Assumes payment
                                                by INC no later than April 27,
                                                1996. Any delay in payment
                                                will result in a day-for-day
                                                delay in delivery of the Video
                                                Server).

Ship OS/9 bootable C-gate hardware to INC       May 31, 1996 (Assumes receipt of
                                                ATM Driver Source Code -- see
                                                above)

Ship Video Server to INC                        May 31, 1996 - July 15, 1996 **

Stream data cells from C850 ATM emulator        May 31, 1996
memory

Provide 2 loaner Topper 3000 STB hardware       May 31, 1996 (See Note 1 below)
only platforms to INC for development

Stream video from C850 ATM emulator memory      June 15, 1996

Deliver Site Verification checklist to INC      June 18, 1996

Stream video through C850 ATM Module from       June 30, 1996
disk

Provide 8 loaner Topper 3000 STBs to INC for    June 30, 1996 (See Note 2 below)
integration

Implement alpha VCR control on C850 ATM         July 31, 1996
Module

Verify MPEG2 Transport Stream content           Estimated date is August 15,
encoding from CCL (see Note 3 below)            1996. (See Note 3 below)

Ship 10 Topper 3000 STBs to INC for testing     August 15, 1996 (See Note 2
                                                below)

Ship 180 Topper 3000 STBs to INC                No later than 20 weeks from
                                                receipt of Project Prepayment

** Celerity will stage shipments of the Video Server to INC beginning with one shelf subsystem for integration and the remaining components for integraton by July 15, 1996.

4.1. Notes to Section 4. Delivery Schedule:

Note 1: These Topper 3000 are hardware only platforms loaned to INC for development purposes. The Topper 3000 as required for the Taiwan project requires the ability to connect to the communications gateway C-Gate via Ethernet and receive 1 process application and program streams. INC will provide development of the additional below specified items by an INC assigned developer:

o     Ethernet driver instead of E1 for MPEG streaming
o     Serial back channel set-top command protocol (SCP) (See Section 6, Note 4)
o Virtual serial port and SCP-Mon for encapsulating DAVID UpLink protocols to tunnel through Allendale switch.
o     Port Graphics APIs to Topper

Note 2: Early release Topper 3000 hardware platform will support program stream decode function only.

Note 3: Expected content is MPEG-2 Transport encapsulated Program Stream. Celerity recommends that content be verified by streaming through the entire system from Server to STB. Though it is possible to demonstrate decoding at the component level, such as by decoding MPEG program stream out of memory, Celerity does not recommend this procedure nor can Celerity guarantee the validity of content tested with this procedure.

5.    Project Management and Quality Assurance

Celerity will designate an individual who will be the contact point for this project. This designated individual will participate in project review and reporting.

INC will designate an individual who will be the contact point for this project and will have the authority to enter into agreements that effect the project. This designated individual will participate in project review and reporting.

6.    Special Notes and Changes to SOW of April 11, 1996

Note 1: Delete reference to "Content Loading Device" in Section 1.3.2.1 Video Server because the 8mm Tape Drive is included in the System Controller.

Note 2: In Section 1.3.2.1 Video Server change "System Controller...SCO UNIX..." to "System Controller...Solaris."

Note 3: In Section 1.3.2.1 Video Server change CSB Cable quantities from "3" to "4" and SCSI

Cable quantities from "3" to "9."

Note 4: In Section 3.5.3 Level 1 Gateway, add that the Level 1 Gateway will be duplicated from Korea Telecom Phase II. All messages will comply with INC Compatibility Bulletin AL94-003 Issue 2 dated March 29, 1995.

7.    Representation/Indemnity

      a. Celerity hereby warrants that to its knowledge, after no inquiry, no Deliverable Items violate or infringe upon any United States or Taiwan Patents, Copyright or trade secret or any person.

      b. INC shall notify Celerity promptly of any claim, action, or suit against INC arising out of the manufacture, sale, or sublicensing of the Deliverable items or the alleged infringement by Deliverable Items of any Taiwan or United States Patents, Copyright, or trade secrets or Copyright of any third party.

      c. Celerity will indemnify INC against and hold INC harmless from any and all loss, costs damage or liability assessed against INC, or incurred by INC, arising out of or in connection with any claim that:

      (1) Celerity has breached its warrant under section 5 or

      (2) Celerity's products incorporate one or more material elements that constitutes misappropriation of a trade secret from a third party within the United States or Taiwan provided however, in any event that as a condition of such indemnity:

      (i) that INC notifies Celerity promptly and in writing that any such claim is threatened or has been brought and in no event more than twenty-one (21) days after INC receives notice that such claim has been brought,

      (ii) that Celerity has the right to assume the defense of such claim, with counsel selected by Celerity,

      (iii) that Celerity shall have the right to settle such claim and/or procure the right to continue to manufacture and sublicensing of the Deliverable Items as contemplated hereunder, and/or modify the Deliverable Items in such a fashion as to eliminate any infringement and misappropriation (without affecting the capability or performance) and thereby discharge it's obligations hereunder,

      (iv) Celerity shall have no obligation hereunder with respect to any proceeding or claim of infringement based on IBM Taiwan's or INC's modification of the Deliverable Items provided by Celerity hereunder or the combination, operation, or use of such Deliverable Items with program(s) and procedures not furnished by Celerity.

8.    Warranty

8.1.  Limited Warranty of CELERITY

CELERITY warrants that, after the Acceptance Date and during the Warranty Period as to each Celerity Deliverable Item, such Celerity Deliverable Item will conform to the specifications and the documentation in all material respects. CELERITY does not warrant that use of the Software will be error-free or uninterrupted or that the Software will meet the needs of INC's Customers. This warranty does not extend to Deliverable Items or any portion thereof which (i) has been subject to misuse, accidental or improper installation, maintenance or application, or (ii) has been modified by persons other than CELERITY. THE LIMITED WARRANTY SET FORTH IN THIS PARAGRAPH IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE DELIVERABLE ITEMS, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

8.2. Limited Remedy

Upon INC's determination that a Deliverable item is not performing in accordance with the specifications (a "Defect" or "Defects"), INC will provide CELERITY with an Engineering Notification ("EN") that defines the Defect and contains sufficient data in a mutually-agreeable form to demonstrate that Defect. Upon receipt of an EN, CELERITY will at its sole discretion, repair the Deliverable Item or replace it provided that all such obligation shall terminate at the earlier of twelve (12) months after Acceptance Date of CELERITY's product or eighteen (18) months after the date of delivery of Deliverable Items to carrier; and further provided that INC gives CELERITY prompt written notice of any such defect and cooperates with CELERITY's investigation and handling of the matter. In the event CELERITY elects to provide replacement, CELERITY shall not be obligated to make such replacement prior to the time the defective product has been returned to its Knoxville manufacturing plant, suitably packed and sent by reputable carrier. No other returns will be permitted, allowed or credited without the prior written consent of CELERITY. THE REMEDY DESCRIBED IN THIS SECTION SHALL BE INC'S SOLE REMEDY FOR ANY PERFORMANCE FAILURE OF THE DELIVERABLE ITEM. NEITHER CELERITY NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR GOODWILL, LOSS OF DATA OR USE OF DATA, INTERRUPTION OF BUSINESS NOR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND UNDER OR ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, BREACH OR REPUDIATION OF CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE, EVEN IF CELERITY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN TWO (2) YEARS AFTER SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE OCCURRENCE OF THE EVENT(S) WHICH GAVE RISE TO SUCH ACTION.

9.    Warranty Maintenance Service

During installation of the Celerity Deliverable Items and until successful official cut over of the system, Celerity will provide, at Celerity's cost and expense, all necessary and appropriate co-active technical support of these aforementioned Celerity Deliverable Items via telephone as needed to ensure successful installation. INC agrees to cooperate with all reasonable requests of Celerity for all on-site support including personnel who can provide on-site assembly, installation and service.

Celerity agrees to make available through INC, maintenance service for Celerity Deliverable Items excluding C-gate Deliverable Items for a total of twelve (12) months from the date of final acceptance. During such period, Celerity shall provide maintenance service for Celerity Deliverable Items consisting of telephone support and dispatching of qualified technical staff upon a reasonable request by INC as often as reasonably necessary.

In no way will Celerity warrant or provide maintenance service for non-Celerity Deliverable Items or for C-Gate Deliverable Items.

Following expiration of the Warranty period described in Section 8 of this MOU, Celerity will make available to IBM Taiwan or INC a Maintenance Service program consisting of unlimited telephone support during Celerity's normal business hours and the dispatching of qualified technical staff to customer's site upon a reasonable request by IBM Taiwan or INC as often as reasonably necessary. For this maintenance service IBM Taiwan or INC agrees to pay Celerity's reasonable and customary charges for such service and reasonable out of pocket expenses as incurred including travel and hotel accommodation for the trips to the customer's site. The services offered and the charges for this Maintenance Service program will be determined by Celerity at a later date.

10.   Confidential Non-Disclosure Agreement

INC agrees to abide by any previous Non-Disclosure Agreements made with or on the behalf of Celerity, and in addition agrees to disclose no confidential or proprietary information pertaining to Celerity and its hardware, software, and services, including but not limited to customer lists, business relationships, hardware configurations, architectures, and designs, software and firmware functions and source code, etc. IBM Taiwan, CCL, or other individual or organization without prior written permission. All communications from Celerity to INC by whatever means will be regarded as confidential and proprietary unless expressly designated non-confidential or non-proprietary by Celerity. INC agrees to compensate Celerity for any damages, lost revenue, or other injury or liabilities to Celerity, other companies, organizations, or individuals due to the transfer by whatever means and for whatever reason to IBM Taiwan or CCL of any confidential or proprietary information pertaining to Celerity and its hardware, software, and services.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Understanding as of the date first above written.

Celerity Systems, Inc.                       Integrated Network Corporation


By: /s/ James Hudson                         By: /s/ Gregory P. More
   --------------------------------             --------------------------------
James Hudson          5/2/96                 Gregory P. More      26 April 1996
Vice President, Sales and Marketing          Director, Product Line Management

                                 Addendum to the                           DRAFT

                           Memorandum of Understanding

                                     between

                         Integrated Network Corporation

                           and Celerity Systems, Inc.

                                 April 25, 1996

11.   Performance by Celerity

Celerity agrees to provide all Deliverables Items listed in Section 2 of the MOU no later than April 1, 1997 with exception of Training. These Items will function as described below:

11.1  Functionality of Deliverable Items

These Deliverable Items will function as described in the table below:

--------------------------------------------------------------------------------
Deliverable Item                           Functionality
--------------------------------------------------------------------------------
Video Server            A)    Band width: support for 50 streams @ 3 Mb/s per
                              stream.

                        B) Data Transport: ATM virtual channel transport with single MPEG1 System Stream or MPEG2 Program Stream.

                        C) Data Storage: support a hierarchical file system with network accessibility implemented using RAID technology.

                        D)    Network interface: ATM-based switch network.

                        E) Scalability: ability to increase the number of clients or to change the number of servers.

                        F) Support virtual VCR functions such as fast forward, rewind, pause, and play.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Topper 3000 Set-top     A)    The basic format of the audio presented to the
Boxes                         set-top box is to be MPEG 1 or MPEG 2 level 1 or
                              2, no free format or level 3 support.

                        B) The set-top box must accept and correctly process MPEG 2 (ISO/IEC 13818-2) Program Stream video stream data.

                        C) Synchronization of the audio and video should be done through MPEG2 Program Stream syntax as specified in (ISO/IEC 13818-1).

                        D)    There should be at least one graphics plane,
                              supporting a minimum display resolution of 720
                              horizontal and 480 vertical (for NTSC). Simple
                              on/off transparency control must be provided to
                              allow the combination of graphics data with motion
                              video (MPEG) data. There should be at least 4
                              bits/pixel depth (16 colors).
--------------------------------------------------------------------------------
C-gate Board Hardware   A)    The C-gate hardware board will be OS/9000
                              bootable.
--------------------------------------------------------------------------------

11.2 Penalties for Failure to Deliver

11.2.1. Penalty Conditions

If Celerity fails to deliver the above listed Deliverable Items functioning as described above by April 1, 1997, Celerity will pay to INC the Penalty Fee described in Section 11.2.2 Penalty Fee below. However, Celerity will not be obligated to pay any Penalty Fees for any delays due to changes in the MOU or this Addendum to the MOU imposed by INC including, but not limited to, Deliverable Items, Delivery Schedule, or Functionality of Deliverable Items. In addition, Celerity will not be obligated to pay any Penalty Fees for any delays due to weather, acts of God, fire or arson, war or civil disturbance.

11.2.2. Penalty Fee

The penalty fee will equal one hundred twenty-four thousand nine hundred and fifty US dollars ($124,950), equal to the Project Prepayment less the ATM Driver source code and documentation.

IN WITNESS WHEREOF, the parties have executed this Addendum to the Memorandum of Understanding as of May 17, 1996,

Celerity Systems, Inc.                         Integrated Network Corporation


By: /s/ James Hudson                           By: /s/ Gregory P.  More
   --------------------------------               ------------------------------
James Hudson                                   Gregory P.  More
Vice President, Sales and Marketing            Director, Product Line Management

                                 Addendum to the

                           Memorandum of Understanding

                                     between

                         Integrated Network Corporation

                           and Celerity Systems, Inc.

                        Amendment Date: December 12, 1996

1.    Deliverable Items

1.1   All Deliverable Items

The following is a list of all Deliverable Items to be supplied by Celerity to INC for the IBM Taiwan/CCL Project:

-----------------------------------------------------------------------------------------------------
  Qty     Deliverable Item                  Description                       US$ Unit     US$ Price
                                                                              Price
-----------------------------------------------------------------------------------------------------
1        Video Server              Includes hardware, software license         N/A          455,025
                                   and documentation (see Note a.
                                   below).  Services include system
                                   integration support. (see Note b below)
-----------------------------------------------------------------------------------------------------
200      Topper 3000 Set-top Box   This Deliverable Item will no longer be     N/A          -0-
                                   provided by Celerity.
-----------------------------------------------------------------------------------------------------
1 Year   One Year Warranty         Extended one year warranty from the         N/A          62,445
                                   date of acceptance for all the equipment
                                   described above.
-----------------------------------------------------------------------------------------------------
1 wk     Training                  Training on the video server at             8,000        8,000
                                   Celerity's facilities in Knoxville
                                   (see Note b below)
-----------------------------------------------------------------------------------------------------

                      Table 1: Celerity Deliverables to INC

-----------------------------------------------------------------------------------------------------
  Qty     Deliverable Item                  Description                       US$ Unit     US$ Price
              (Loaned)                                                        Price
-----------------------------------------------------------------------------------------------------
10       Topper 3000 Set-top Box   This Deliverable Item will no longer be    N/A           -0-
                                   provided by Celerity.
-----------------------------------------------------------------------------------------------------

                      Table 2: Celerity Loaned Items to INC

------------------------------------------------------------------------------------------------------------
  Qty     Deliverable Item                  Description                        US$ Unit       US$ Price
              (Custom)                                                         Price
------------------------------------------------------------------------------------------------------------
1        NAV-RT                    Development Environment and Port to         22,000        22,000
------------------------------------------------------------------------------------------------------------
1        C-gate Board              Custom engineering to bring C-gate          60/Man Hr     66,500 [40,000
         Engineering               hardware to OS/9 boot and provide           (See Note c.  Est + 26,500.]
                                   documentation.  (see Note c. below).        Below).
                                   Services include system integration
                                   support (see Note b below).
------------------------------------------------------------------------------------------------------------
6        C-gate Board Hardware     6 C-gate hardware boards (populated and     Celerity's    7,000 est.
                                   tested) [Note: Ethernet problems to be      cost
                                   fixed.  INC now requires only four C-gate
                                   hardware boards.]
------------------------------------------------------------------------------------------------------------
1        ATM Drivers               ATM driver source code and                  N/A           27,000 [Paid
                                   documentation.  Services include system                   with
                                   integration support.  (see Note b.  below).               prepayment]
------------------------------------------------------------------------------------------------------------

                 Table 3. Celerity Custom Items Delivered to INC

1.2.  Notes to Section 2 Delivered Items

a. The software referred to in Table 1. above includes MIX, NAV, APP, NAV VOD, and the supporting software platforms for which Celerity owns source code or it authorized to transfer license to INC Celerity assumes responsibility for any Microwave software licenses required for any Celerity Deliverable item.

b. INC agrees to reimburse Celerity for all travel, lodging and per diem expenses for integration, installation, and/or training services conducted outside of the United States.

c. The rights and ownership of the C-gate hardware and software are owned free and clear by both INC and Celerity. No warranty is provided by Celerity for C-gate hardware and software. The estimated C-gate hardware cost is $7000. See
Section 3. Payment Schedule below.

d. INC assumes full responsibility for payment of any penalties assessed or owned to any party due to failure of INC or Celerity to meet schedule or delivery dates. Celerity is in no way responsible for any penalties due to the failure by Celerity or INC to meet schedule or delivery dates for this project.

2.    Payment Terms

INC will pay Celerity US$525,470 for the Deliverable Items according to the schedule listed below. The Topper3000 Payment will no longer apply. Celerity agrees to cooperate with INC to revise the documentary transferable irrevocable letter of credit issued by IBM Taiwan to INC to reflect the fact that Celerity will not be supplying nor will Celerity be paid for Topper3000 set-top boxes.

----------------------------------------------------------------------------------------------------------------------
    Item        Description                                   US$ Amount    Date Due
----------------------------------------------------------------------------------------------------------------------
Project         15% of $833,000 (prior total of               $151,950      Previously paid by INC.  [Note: 24% of
Prepayment      Deliverable Items) plus $27,000 for                         $525,470, new Deliverable Items total.]
                ATM driver source code.
----------------------------------------------------------------------------------------------------------------------
Topper 3000     This Deliverable Item will no longer be       -0-           N/A
Payment         provided by Celerity.
----------------------------------------------------------------------------------------------------------------------
Final Project   Balance of the total of Deliverable           $373,520      Net due immediately after INC is paid
Payment         Items listed in table 1.  above.                            by IBM Taiwan.
----------------------------------------------------------------------------------------------------------------------

In addition to the above listed Deliverable Items, the following Custom Deliverable Items will be delivered to INC under the terms and conditions listed below:

----------------------------------------------------------------------------------------------------------------------
    Item        Description                                   US$ Amount    Date Due
----------------------------------------------------------------------------------------------------------------------
3rd Party       ATM driver source code.                       $27,000       Included in Project prepayment above.
Software
               -------------------------------------------------------------------------------------------------------
                Ethernet Driver: INC did not request or       -0-           N/A
                authorize this engineering.  Celerity will
                provide to INC as is.
               -------------------------------------------------------------------------------------------------------
                C-gate Engineering                            $66,500       INC paid $48,840.  Add'l $9,010
                                                                            payable upon receipt of 4 functional
                                                                            boards, $9,010 payable after integration.
----------------------------------------------------------------------------------------------------------------------
                NAV-RT                                        $22,000       Paid Within 30 Days of INC receiving
                                                                            final IBM Taiwan payment.
----------------------------------------------------------------------------------------------------------------------
                C-gate Hardware                               $7,000        INC paid $3,478 for 2 boards, bal of
                                                                            $3,522 upon receipt of 4 functional
                                                                            boards.  Boards currently in INC's
                                                                            possession will be returned.
----------------------------------------------------------------------------------------------------------------------

3.    Delivery Schedule

--------------------------------------------------------------------------------
   Deliverable Item and/or Milestone                     Delivery Date
--------------------------------------------------------------------------------
NAVRT development environment for CCL            December 13, 1996
--------------------------------------------------------------------------------
Celerity server to arrive at INC                 November 18, 1996
--------------------------------------------------------------------------------
Celerity to port NAVRT to Tatung a STB           December 31, 1996
--------------------------------------------------------------------------------
Celerity to provide sample of menu application   December 31, 1996
--------------------------------------------------------------------------------
Celerity server with full VCR functionality      December 16, 1996
--------------------------------------------------------------------------------
Freeze hardware and software                     December 16, 1996
--------------------------------------------------------------------------------
End-to-end system integration at INC             November 29 - December 22, 1996
--------------------------------------------------------------------------------
In-house acceptance test (20 STBs, Server)       December 20, 1996
--------------------------------------------------------------------------------
Pack and ship 200 STBs and server                December 23 - 24, 1996
--------------------------------------------------------------------------------
Installation and integration at NCHC (Taiwan)    January 4 - 31, 1997
--------------------------------------------------------------------------------
System acceptance and inspection                 February 1 - 20, 1997
--------------------------------------------------------------------------------

3.1.  Notes to Delivery Schedule:

The delivery schedule and related technical commitments will be amended to reflect the various interfaces and processes each party will support. These commitments, taken as a whole, will provide an end to end solution which meets the requirements described in "Statement of Work: IBM Taiwan, Computer & Communication Research Laboratories/Industrial Technology Research Institute Video on Demand Trial" dated April 26, 1996.

Note 3: Expected content is MPEG-2 Transport encapsulated Program Stream. Celerity recommends that content be verified by streaming through the entire system from Server to STB. Though it is possible to demonstrate decoding at the component level, such as by decoding MPEG program stream out of memory, Celerity does not recommend this procedure nor can Celerity guarantee the validity of content tested with this procedure.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Understanding as of the date first above written.

Celerity Systems, Inc.                    Integrated Network Corporation


By: /s/ Mahmoud Youssefi  Date:        By: /s/ Authorized Officer  Date:
   ---------------------       --------     ----------------------      --------
   Mahmoud Youssefi                              [Dev Gupta]